UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2006

Methode Electronics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7401 W. Wilson, Chicago, Illinois		60706
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	708-867-6777

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2006, the Board of Directors of Methode Electronics, Inc. (the "Company") adopted the Methode Electronics, Inc. Deferred Compensation Plan and the Methode Electronics, Inc. Director Deferred Compensation Plan (the "Plans") effective May 1, 2006. The purpose of the Plans is to provide Directors and a select group of management or highly-compensated employees of the Company and certain of its affiliates with an opportunity to defer the receipt of a portion of their annual compensation. Copies of the Plans are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Methode Electronics, Inc.

March 21, 2006	By:	Douglas A. Koman

Name: Douglas A. Koman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Methode Electronics, Inc. Deferred Compensation Plan
10.2	Methode Electronics, Inc. Director Deferred Compensation Plan